UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2013

TIM HORTONS INC.

(Exact name of registrant as specified in its charter)

Canada	001-32843	98-0641955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

874 Sinclair Road, Oakville, ON, Canada	L6K 2Y1
(Address of principal executive offices)	(Zip Code)

(905) 845-6511

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Tim Hortons Inc. (the “Corporation”) held its annual meeting of shareholders on May 9, 2013 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to our management proxy circular under the Canada Business Corporations Act and applicable Canadian securities laws, with such proxy circular having been filed with the Canadian Securities Administrators, and furnished to the Commission, on March 26, 2013. The following matters were submitted to a vote of the Corporation’s shareholders at the Annual Meeting, and the final voting results on each such matter, including total voting results as a percentage of votes cast, were as follows:

(a)	Election of Directors. The Corporation’s proxy circular provided for nine nominees to the Board of Directors; however, one of the nominees, Mr. Ronald W. Osborne, passed away suddenly and unexpectedly on April 9, 2013. In accordance with the Corporation’s bylaws, the Board of Directors subsequently nominated Mr. Marc Caira as a substitute nominee to the Board in place of Mr. Osborne. The nine persons nominated by the Board of Directors for election as directors of the Corporation were elected, each to hold office until the next annual meeting of shareholders or until their respective successors are elected or appointed, subject to earlier death, resignation, retirement, disqualification or removal. Each nominee other than Mr. Marc Caira was an incumbent director. The votes cast for or withheld, as well as the number of broker non-votes, with respect to each nominee were as follows:

Director Nominee	Votes For	%	Votes Withheld	%	Broker Non-Votes

M. Shan Atkins	100,771,529	99.17	838,695	0.83	5,436,800
Michael J. Endres	100,799,570	99.20	810,573	0.80	5,436,801
Moya M. Greene	100,688,464	99.09	922,129	0.91	5,436,800
Paul D. House	98,217,447	96.66	3,391,824	3.34	5,436,801
Frank Iacobucci	100,400,224	98.81	1,210,368	1.19	5,436,801
John A. Lederer	100,592,957	99.00	1,017,635	1.00	5,436,801
David H. Lees	100,806,216	99.21	804,376	0.79	5,436,801
Wayne C. Sales	100,656,809	99.06	953,783	0.94	5,436,801
Marc Caira	100,735,406	99.14	875,186	0.86	5,436,801

The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the management proxy circular, abstentions and broker non-votes had no impact on the voting results.

(b)	Reappointment of Independent Auditor. The shareholders of the Corporation approved the reappointment of PricewaterhouseCoopers LLP (“PwC”) as the independent auditor (and, for purposes of U.S. securities laws, the independent registered public accounting firm) for the fiscal year ending December 29, 2013. The votes cast for or withheld, as well as the number of broker non-votes with respect to the reappointment of PwC, were as follows:

Votes For	%	Votes Withheld	%	Broker Non-Votes
105,856,286	98.90	1,178,327	1.10	12,780

The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the management proxy circular, abstentions and broker non-votes had no impact on the voting results.

(c)	Non-binding Advisory Vote to Approve Executive Compensation. The shareholders of the Corporation have approved, by non-binding advisory vote, the compensation awarded to the Corporation’s named executive officers for 2012. The votes cast for or against, as well as the number of broker non-votes with respect to this matter, were as follows:

Votes For	%	Votes Against	%	Broker Non-Votes
96,450,731	94.92	5,160,422	5.08	5,436,240

The Corporation’s transfer agent does not tabulate abstentions, in accordance with applicable Canadian requirements. As disclosed in the management proxy circular, abstentions and broker non-votes had no impact on the voting results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIM HORTONS INC.

Date: May 10, 2013	By:	/s/ JILL E. AEBKER
Jill E. Aebker Executive Vice President, General Counsel and Secretary